SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 2001

                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)



        Florida                          000-31485               11-3456837
(State or other jurisdiction            (Commission             (IRS Employer
 or incorporation)                       File Number)        Identification No.)


            2101 NW 33rd Street, Suite 600A, Pompano Beach, FL 33069 (Address of principal executive offices, including zip code)


                                 (954) 968-1913
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant.
         -------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         As previously reported in a Form 8-K filed on September 4, 2001, on August 31, 2001, Method Products Corp. (the "Company") entered into a stock purchase agreement with Ameritrend Corporation, a previously wholly-owned subsidiary of Danka Holding Company ("Danka") whereby the Company purchased all of Ameritrend Corporation's ("Ameritrend") issued and outstanding capital stock.

         Pursuant to the terms of the stock purchase agreement, the Company executed a promissory note to Danka in the amount of $1,000,000, payable over the course of 180 days from the closing date, from sales of purchased inventory. Concurrent with the execution of the stock purchase agreement and issuance of the promissory note, the Company entered into a stock pledge agreement with Danka pursuant to which the Company granted Danka a security interest in the Ameritrend shares purchased by the Company, and Ameritrend entered into a security agreement with Danka whereby Ameritrend granted Danka a security interest in, among other things, all of the inventory purchased pursuant to such stock purchase agreement in order to guaranty full and complete payment of the promissory note. A copy of a press release concerning such acquisition was issued by the Company on September 4, 2001 and was attached as Exhibit 1 to the previously filed Form 8-K described above.

         As a result of the stock purchase agreement, the Company acquired the entire business of Ameritrend, which involves the sale and servicing of business communications systems comprised of various networked computer equipment, software and telephone communications systems. The Company plans to operate Ameritrend as a wholly-owned subsidiary and continue and expand upon its business operations. The consideration provided by the Company in connection with the transaction was negotiated in an arms-length transaction between and determined by the respective management of Ameritrend, Danka and the Company.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         Not Applicable.

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         See Item 2 above.


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



Item 6.  Resignation of Registrant's Directors.
         -------------------------------------

         Not Applicable.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

         (a) Financial Statements. As of the date of filing of this current report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that this initial report on Form 8-K is otherwise required to be filed.

         (b) Pro-forma Financial Information. As of the date of filing of this current report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with
Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date that this initial report on Form 8-K is otherwise required to be filed.

         (c) Exhibits - See Item 2.


Item 8.  Change in Fiscal Year.
         ---------------------

         Not Applicable

Item 9.  Regulation FD Disclosure
         ------------------------

         See Item 2., Item 5. and Item 7.(c) above.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         METHOD PRODUCTS CORP.


                                         By: /s/ Mark Antonucci
                                         ---------------------------------------
                                         Mark Antonucci, Chief Executive Officer


DATED: September 14, 2001


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